J.P. MORGAN INTERNATIONAL EQUITY FUNDS
JPMorgan International Hedged Equity Fund
(All Share Classes)
(a series of JPMorgan Trust IV)
Supplement dated June 1, 2021 to the
Summary Prospectuses and Prospectuses dated March 1, 2021, as supplemented
Effective immediately, the disclosures under the
“Risk/Return Summary — What are the Fund’s main investment strategies? — Investment Process”
and under the
“More About the Funds — Additional Information about the Funds’ Investment Strategies — International Hedged Equity Fund — Investment Process”
sections are hereby deleted and replaced with the following to provide information on how the adviser integrates environmental, social and governance factors into its investment process:
Investment Process — Long Portfolio: In constructing its long portfolio, the adviser combines fundamental research with a disciplined portfolio construction process. The adviser utilizes proprietary research, risk management techniques and individual security selection in constructing the Fund’s portfolio.
In-depth,
fundamental research into individual securities is conducted by research analysts who emphasize each issuer’s long-term prospects. This research allows the adviser to rank issuers within each sector group according to what it believes to be their relative value. As a part of this analysis, the adviser seeks to assess the risks presented by certain environmental, social and governance factors. While these particular risks are considered, securities of issuers presenting such risks may be purchased and retained by the Fund.
The adviser will ordinarily overweight securities which it deems to be attractive and underweight or not hold those securities which it believes are unattractive. The adviser may sell a security as its valuations or rankings change or if more attractive investments become available.
In managing the Fund, the adviser will seek to help manage risk in the Fund’s portfolio by investing in issuers in at least three foreign countries. However, the Fund may invest a substantial part of its assets in just one country.
Investment Process — Options Overlay Strategy: To implement the Put/Spread Collar strategy, the adviser utilizes exchange traded equity options based either on the Index or on ETFs that seek to provide investment returns linked to the performance of the Index. The Put/Spread Collar is constructed by buying a put option at a higher strike price while writing a put option at a relatively lower strike price and simultaneously selling a call option that substantially offsets the cost of the put option spread. The Put/Spread Collar strategy is an actively managed process and is designed to provide a continuous market hedge for the portfolio. The put option spread is generally maintained at a level whereby the Fund is protected from a decrease in the market of five to twenty percent. The options are reset on at least a quarterly basis to seek to better capitalize on current market conditions and opportunities while seeking to provide predictable returns in all market cycles.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
SUMMARY PROSPECTUSES AND PROSPECTUSES FOR FUTURE REFERENCE

SUP-IHE-ESG-621